Exhibit 99.1

CONTACT:

Red Hat, Inc.

Media Contact:

Emily Stancil Martinez

+1-919-301-3010

emartinez@redhat.com

or

Investor Relations:

Tom McCallum

+1 919-754-4630

tmccallum@redhat.com

Kim Hammonds Joins Red Hat’s Board of Directors

RALEIGH, N.C. — August 10, 2015 — Red Hat, Inc. (NYSE:RHT), the world’s leading provider of open source solutions, today announced that Kim Hammonds, global chief information officer and global co-head of Group Technology and Operations at Deutsche Bank, has been appointed to the company’s Board of Directors.

“We are pleased to welcome Kim Hammonds to our board. With her extensive leadership experience in information technology with multinational corporations, she will bring a deep understanding of technology and a perspective on enterprise demand for technology to the board. This is a great fit for Red Hat, which helps enterprises leverage the power of open source to meet the challenges of today’s global business climate,” said General H. Hugh Shelton (U.S. Army Retired), chairman of Red Hat’s Board of Directors.

Hammonds joined Deutsche Bank in November 2013 from The Boeing Company, where she served as chief information officer and led a program to use IT to transform airplane manufacturing production and boost company revenues. During her five-year tenure with Boeing she also had responsibility for global infrastructure and global business systems. She joined Boeing from Dell Incorporated, where she led IT systems development for manufacturing operations in the Americas, and directed global IT reliability and factory systems. With more than 25 years experience, starting at the Ford Motor Company, Hammonds’ career has spanned both technology and operations for some of the world’s largest companies in the most challenging industries.

Hammonds holds a Bachelor of Science degree in Mechanical Engineering from the University of Michigan and an MBA from Western Michigan University.

About Red Hat, Inc.

Red Hat is the world’s leading provider of open source software solutions, using a community-powered approach to reliable and high-performing cloud, Linux, middleware, storage and virtualization technologies. Red Hat also offers award-winning support, training, and consulting services. As a connective hub in a global network of enterprises, partners, and open source communities, Red Hat helps create relevant, innovative technologies that liberate resources for growth and prepare customers for the future of IT. Learn more at http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to the ability of the Company to compete effectively; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; delays or reductions in information technology spending; the effects of industry consolidation; the integration of acquisitions and the ability to market successfully acquired technologies and products; uncertainty and adverse results in litigation and related settlements; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company’s growth and international operations; fluctuations in exchange rates; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission’s website at http://www.sec.gov), including those found therein under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic and political conditions, governmental and public policy changes and the impact of natural disasters such as earthquakes and floods. The forward-looking statements included in this press release represent the Company’s views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.

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